UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant:                    |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |    Preliminary Proxy Statement          | |    Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement

| |    Definitive Additional Materials

| |    Soliciting Material Pursuant to Rule 14a-12

                                  Conn's, Inc.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)    Title of each class of securities to which transaction applies:

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     2)    Aggregate number of securities to which transaction applies:

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     3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)    Proposed maximum aggregate value of transaction:

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     5)    Total fee paid:

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| |  Fee paid previously with preliminary materials.
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| |  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)    Amount Previously Paid:

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     2)    Form, Schedule or Registration Statement No.:

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     3)    Filing Party:

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     4)    Date Filed:

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


                                  CONN'S, INC.
                               3295 College Street
                              Beaumont, Texas 77701
                                 (409) 832-1696


                  NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 3, 2008


To the Stockholders of Conn's, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 annual meeting of stockholders of Conn's, Inc. will be held on Tuesday, June 3, 2008, at 3295 College Street, Beaumont, Texas 77701, commencing at 10:00 a.m. local time, for the following purposes:

       1.      to elect nine (9) directors;

       2. to ratify the Audit Committee's appointment of Ernst & Young, LLP as our independent public accountants for the fiscal year ending January 31, 2009; and

       3. to transact such other business as may properly come before the meeting.

       A copy of the proxy statement relating to the 2008 annual meeting of stockholders, in which the foregoing matters are described in more detail, and our Annual Report on Form 10-K outlining our operations for the fiscal year ended January 31, 2008, accompanies this notice of 2008 annual meeting of stockholders. For your additional convenience, the Company is posting a copy of this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended January 31, 2008 on the Company's website at www.conns.com, under "investor relations - 2008 proxy statement".

       Only stockholders of record at the close of business on April 18, 2008, are entitled to notice of and to vote at the 2008 annual meeting of stockholders or any adjournment thereof. A list of such stockholders, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each such stockholder, will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours for a period of at least ten days prior to the meeting at the principal offices of the Company located at 3295 College Street, Beaumont, Texas 77701.

       Your vote is important. Whether or not you expect to be present at the meeting, please complete, sign, date and return promptly the enclosed form of proxy in the enclosed pre-addressed, postage-paid return envelope.


                                       By Order of the Board of Directors,

                                       /s/ Sydney K. Boone, Jr.
                                       ------------------------
                                       SYDNEY K. BOONE, JR.
                                       Secretary
April 23, 2008
Beaumont, Texas

This proxy statement is first being mailed to our stockholders on or about April 25, 2008.

                                 PROXY STATEMENT

                       2008 ANNUAL MEETING OF STOCKHOLDERS


                    Date:    June 3, 2008

                    Time:    10:00 a.m. local time

                Location:    Conn's, Inc., 3295 College Street, Beaumont, Texas
                             77701

          Record Date and    April 18, 2008.  Holders of our common stock are
         Number of Votes:    entitled to one vote for each share of common
                             stock they owned as of the close of business on April 18, 2008. You may not cumulate votes.

                  Agenda:    1.  to elect nine directors;
                             2. to ratify the Audit Committee's appointment of Ernst & Young, LLP as our independent public accountants for the fiscal year ending January 31, 2009; and
                             3. to transact such other business as may properly come before the meeting.

                 Proxies: Unless you tell us on the enclosed form of proxy to vote differently, we will vote signed returned proxies "FOR" the board nominees. The proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the proxy holders will vote for a person whom they believe will carry on our present policies.

                  Proxies    The Board of Directors
            Solicited By:

      First Mailing Date:    We are first mailing this Proxy Statement and the
                             form of proxy on or about April 25, 2008.

     Revoking Your Proxy:    You may revoke your proxy before it is voted at the
                             the meeting. To revoke your proxy, follow the procedures listed on page 2 under "General
                             Information Regarding the 2008 Annual Meeting of
                             Stockholders; Revocation of Proxies."




          PLEASE VOTE BY RETURNING YOUR PROXY. YOUR VOTE IS IMPORTANT.
   Prompt return of your proxy will help reduce the costs of re-solicitation.

                                            Table of Contents
                                            -----------------
                                                                                               Page
                                                                                               ----
GENERAL INFORMATION REGARDING THE 2008 ANNUAL MEETING OF STOCKHOLDERS.............................1
     Quorum.......................................................................................1
     Votes Required to Approve Proposals..........................................................1
     Record Date, Shares Outstanding and Number of Votes..........................................1
     Method of Counting Votes, Abstentions and Broker Non-Votes...................................1
     How the Proxies Will Be Voted................................................................1
     Revocation of Proxies........................................................................2
     Stockholder Proposals and Other Business.....................................................2
     Solicitation of Proxies......................................................................2
     Annual Report................................................................................3
PROPOSALS FOR STOCKHOLDER ACTION..................................................................4
PROPOSAL ONE: ELECTION OF DIRECTORS...............................................................4
     Number of Directors to be Elected............................................................4
     Board Nominees...............................................................................4
PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.....................5
BOARD OF DIRECTORS................................................................................6
     Board of Director Nominees:..................................................................6
     Nomination Policies and Procedures Governance................................................7
     Independent Board Composition................................................................8
     Board Meetings...............................................................................9
     Policy Regarding Director Attendance at the Annual Meeting of Stockholders...................9
     Committees of the Board......................................................................9
COMPENSATION DISCUSSION AND ANALYSIS.............................................................10
     Overview....................................................................................10
     Objectives/Reward...........................................................................10
     Elements of and Determining Compensation....................................................11
     Employment Agreements.......................................................................13
     Other Compensation..........................................................................14
     Compensation for the Named Executive Officers in Fiscal 2008................................14
COMPENSATION COMMITTEE REPORT....................................................................15
     Compensation Tables.........................................................................16
     Termination of Employment and Change of Control Arrangements................................19
     Compensation of Non-Employee Directors......................................................20
     Indemnification Arrangements................................................................21
CORPORATE GOVERNANCE.............................................................................22
     Code of Ethics..............................................................................22
     Stockholder Communications with the Board...................................................22
AUDIT COMMITTEE REPORT...........................................................................23
     The Committee...............................................................................23
     Review and Discussion.......................................................................23
     Recommendation..............................................................................23
PERFORMANCE GRAPH................................................................................24
EXECUTIVE OFFICERS...............................................................................25
     Biographical Information....................................................................25
     Equity Incentive Plans......................................................................27
STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS......................28
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................31
     Review and Approval of Related Person Transactions..........................................31
     Lease Arrangement...........................................................................31
     Independent Contractor......................................................................31
     Indirect Ownership in Service Provider......................................................31
     Stock repurchase services...................................................................32
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................33
INDEPENDENT PUBLIC ACCOUNTANTS...................................................................33

      GENERAL INFORMATION REGARDING THE 2008 ANNUAL MEETING OF STOCKHOLDERS
      ---------------------------------------------------------------------

Quorum

       The holders of a majority of the outstanding shares of common stock entitled to vote at the 2008 annual meeting of stockholders, represented in person or by proxy, will constitute a quorum at the meeting. However, if a quorum is not present or represented at the meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the meeting, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

Votes Required to Approve Proposals

       To be elected, directors must receive a plurality of the shares voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. A majority of the votes cast is required to approve the ratification of Ernst & Young, LLP as our independent public accountants, provided a quorum exists.

Record Date, Shares Outstanding and Number of Votes

       Only stockholders of record as of the close of business on April 18, 2008, the record date set for the meeting by our board, are entitled to notice of and to vote at the meeting or any adjournments of the meeting. On the record date, there were 22,401,836 shares of our common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder to one vote per share.

Method of Counting Votes, Abstentions and Broker Non-Votes

       Votes cast by proxy or in person will be counted by the inspector of election appointed by the Company.

       Those who fail to return a proxy or who do not attend the meeting will not count towards determining any required quorum, plurality or majority of votes cast. Stockholders and brokers returning proxies or attending the meeting who abstain from voting on the election of directors or on the proposal to ratify Ernst & Young, LLP as our independent public accountants will count towards determining a quorum. Such abstentions will have no effect on the election of our directors and will not impact how the shares in the Conn's Voting Trust are voted, which votes in the same proportion as the votes cast "for" and "against" a proposal by all other shareholders, not counting abstentions.

       Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock, e.g., ratification of independent public accountants, but are not permitted to vote on non-routine matters. In the event that a broker does not receive voting instructions for non-routine matters, a broker may notify us that it lacks voting authority to vote those shares. These "broker non-votes" refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. The inspector of election will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). These broker non-votes will have no effect on the outcome of the election of our directors or on the proposal to ratify Ernst & Young, LLP as our independent public accountants.

How the Proxies Will Be Voted

       The enclosed proxies will be voted in accordance with the instructions you place on the form of proxy. Unless you tell us on the enclosed form of proxy to vote differently, we will vote signed returned proxies "FOR" the board nominees and "FOR" ratification of the selection of Ernst & Young as our independent public accountants for our fiscal year ending January 31, 2009. The proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the proxy holders will vote for a person whom they believe will carry on our present policies.

       Pursuant to the terms of a voting trust agreement entered into by Stephens Group, Inc., Stephens Inc. and certain affiliates of Stephens Inc., which collectively own approximately 22.6% of our common stock, unless the voting trust is revoked, the trustee of the voting trust must vote the shares of common stock held by the voting trust "FOR" or "AGAINST" any proposal or other matter submitted to the stockholders of the company for approval in the same proportion as the votes cast "FOR" and "AGAINST" such proposal or other matter by all other stockholders, not counting abstentions. Therefore, each proxy received voting "FOR" or "AGAINST" any proposal will result in a proportionate number of shares held in the voting trust to be voted "FOR" or "AGAINST" a proposal. Abstentions and broker non-votes will not impact how the shares in the voting trust are counted.

Revocation of Proxies

       You may revoke your proxy before it is voted. Any stockholder returning the enclosed form of proxy may revoke such proxy at any time prior to its exercise by:

       o delivering a signed proxy, dated later than the original proxy, to our transfer agent, Computershare., at 250 Royall Street, Canton, Massachusetts 02021, Attention: Patrick E. Thebado (please make sure our transfer agent receives your proxy at least two business days prior to the date of the meeting);

       o delivering a signed, written revocation letter, dated later than the proxy, to our transfer agent, Computershare, at 250 Royall Street, Canton, Massachusetts 02021, Attention: Patrick E. Thebado (please make sure our transfer agent receives your revocation letter at least two business days prior to the date of the meeting); or

       o attending the meeting and voting in person (attending the meeting alone will not revoke your proxy).

       Your last vote is the vote that will be counted.

Stockholder Proposals and Other Business

       From time to time, stockholders seek to nominate directors or present proposals for inclusion in our proxy statement and form of proxy for consideration at an annual meeting of stockholders. To be included in our proxy statement and form of proxy or considered at our next annual meeting, you must timely submit nominations of directors or proposals, in addition to meeting other legal requirements. We must receive your nominations and/or proposals for the 2009 annual meeting for possible consideration at the meeting no earlier than December 26, 2008 and no later than January 25, 2009 and by no later than December 26, 2008 for possible inclusion in the proxy statement. However, if the date of the 2009 annual meeting changes by more than 30 days from the date of this year's meeting, then we must receive your nominations and/or proposals within a reasonable time before we begin to print and mail our proxy materials.

       We do not intend to bring any business before the 2008 annual stockholders meeting other than the matters described in this proxy statement nor have we been informed of any matters that may be presented at the meeting by others. If however, any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

Solicitation of Proxies

       The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, email or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, we also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

Annual Report

       The booklet containing this proxy statement also contains our Annual Report to Stockholders on Form 10-K, including audited consolidated financial statements for the year ended January 31, 2008. The booklet has been mailed to all stockholders of record as of the close of business on April 18, 2008. Any stockholder that has not received a copy of our annual report may obtain a copy, without charge, by writing to us at 3295 College Street, Beaumont, Texas 77701,
Attention: Sydney K. Boone, Jr., Corporate General Counsel. You may also obtain a copy of this proxy statement and Form 10-K together with all of our SEC filings through the Company's website at www.conns.com and at the SEC's website at www.sec.gov.

                        PROPOSALS FOR STOCKHOLDER ACTION
                        --------------------------------

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

Number of Directors to be Elected

       Our board is currently constituted with nine director positions, all of which positions are to be elected at the 2008 annual meeting of stockholders. The nine directors elected at the annual meeting will hold office until the 2009 annual meeting of stockholders or until their respective successors have been elected and qualified or their earlier death resignation or removal. You may not vote for a greater number of directors than those nominated.

Board Nominees

       Our board of directors met in March 2008 and considered the candidates for election to the board at the 2008 annual meeting. The Nominating and Corporate Governance Committee of the Board of Directors, consisting of three
(3) of the independent members of the current board of directors, recommended that the full board nominate:

       Thomas J. Frank, Sr.
       Marvin D. Brailsford
       Jon E.M. Jacoby
       Bob L. Martin
       Douglas H. Martin
       William C. Nylin, Jr.
       Scott L. Thompson
       William T. Trawick
       Theodore M. Wright

for re-election to the Board of Directors at the 2008 annual meeting. Each of the nominated directors were elected and served on the board of directors from the 2007 annual meeting. In making these recommendations, the Nominating and Corporate Governance Committee considered the requirements and qualifications discussed under "Board of Directors; Nominating Policies" on page 11 of this Proxy Statement. Based on this recommendation, our board has nominated:

       Thomas J. Frank, Sr.
       Marvin D. Brailsford
       Jon E.M. Jacoby
       Bob L. Martin
       Douglas H. Martin
       William C. Nylin, Jr.
       Scott L. Thompson
       William T. Trawick
       Theodore M. Wright

to be elected by the stockholders at the 2008 annual meeting. All nominees have consented to serve as directors. The board has no reason to believe that any of the nominees will be unable or unwilling to act as a director. In the event any of these nominated directors is unable to stand for election, the board of directors may either reduce the size of the board or designate a substitute.

       For biographical information regarding each of the board's nominees for director, please refer to "Board of Directors; Board Nominees" on page 6 of this Proxy Statement.

           We Recommend That You Vote For Each Of The Board Nominees.
           ----------------------------------------------------------

                                  PROPOSAL TWO:
                  RATIFICATION OF THE SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

       Ernst & Young LLP served as our independent public accountants for the fiscal year ended January 31, 2008. The Audit Committee of the Board has selected Ernst & Young, LLP as our independent public accountants for the fiscal year ending January 31, 2009. Our Board of Directors has further directed that we submit the selection of our independent public accountants for ratification by the stockholders at the 2008 Annual Meeting. Stockholder ratification of the selection of Ernst & Young, LLP as our independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. The Audit Committee believes it to be in the best interests of our stockholders to retain Ernst & Young, LLP as our independent public accountants for the fiscal year ended January 31, 2009. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in our best interests and those of our stockholders. The Audit Committee annually reviews the performance of our independent public accountants and the fees charged for their services. The Audit Committee anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for our annual audit. Based upon the Audit Committee's analysis of this information, we will determine which independent public accounting firms to engage to perform our annual audit each year. Representatives of Ernst & Young, LLP will attend the 2008 annual meeting of stockholders and will be available to respond to appropriate questions that may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

      We Recommend That You Vote For the Ratification of Ernst & Young, LLP
      ---------------------------------------------------------------------
                   As Our Independent Public Accounting Firm.
                   ------------------------------------------

                               BOARD OF DIRECTORS

Board of Director Nominees:

       Thomas J. Frank, Sr. was appointed as our Chairman of the Board and Chief Executive Officer in 1994. He has been employed by us for 48 years, has been a member of our board of directors since 1980 and has held every key management position within the organization, including responsibilities for distribution, service, credit, information technology, accounting and general operations. Mr. Frank holds a B.A. degree in industrial arts from Sam Houston State University and attended graduate courses at Texas A&M University. Mr. Frank completed the SCMP course at Harvard University. Mr. Frank is 68 years old.

       Marvin D. Brailsford has served as a director since September 2003. From 1996 until 2002, General Brailsford served as Vice President-Material Stewardship Project Manager for the U.S. government's Rocky Flats Environmental Technology Site where he was responsible for managing engineered systems and commodities purchasing. From 1992 to 1996, General Brailsford was president of the Brailsford Group, Inc., a management consulting company, and served as president of Metters Industries, Inc., an information technology and systems engineering company, during this time period. In 1992, he retired from the U.S. Army as a Lieutenant General, after 33 years of service, most recently where he served as Deputy Commanding General Materiel Readiness/Executive Director for Conventional Ammunition at the U.S. Materiel Command in Alexandria, Virginia. Since 1996, General Brailsford has served on the board of directors of Illinois Tool Works, Inc. and has been a member of its audit committee and chairman of its corporate governance and nominating committee. He also serves or has served on the boards of directors of various private and governmental entities. General Brailsford earned a B.S. degree in biology from Prairie View A & M University and a M.S. degree in bacteriology from Iowa State University. He is also a graduate of the Executive Program at the Graduate School of Business Administration, University of California at Berkley; Harvard University's John
F. Kennedy School of Government; the U.S. Army Command and General Staff College; and the Army War College. General Brailsford is 69 years old.

       Jon E. M. Jacoby has served as a director since April 2003. In September 2006 Mr. Jacoby was elected Vice Chairman and Senior Principal of The Stephens Group LLC, a family-owned investment company. In September 2003, he retired as a Vice Chairman of Stephens Inc., where he had been employed since 1963. His positions included Investment Analyst, Assistant to the President and Manager of the Corporate Finance Department and the Special Investments Department for Stephens Group, Inc. Mr. Jacoby serves on the board of directors of Power-One, Inc. and Eden Bioscience Corporation. He received his B.S. from the University of Notre Dame and his M.B.A. from Harvard Business School. Mr. Jacoby is 70 years old.

       Bob L. Martin has served as director since September 2003. Mr. Martin has over 32 years of retailing and merchandising experience. Prior to retiring from the retail industry in 1999, he headed the international operations of Wal-Mart International, Inc. for 15 years. From 1968 to 1983 Mr. Martin was responsible for technology services for Dillard's, Inc. He currently serves on the board of directors of Gap, Inc., Sabre Holdings Corporation, Furniture Brands International and Guitar Center, Incorporated. He has experience as chairman of the corporate governance committee and compensation committee, and has been a member of the audit committee of publicly held companies. Mr. Martin attended South Texas University and holds an honorary doctorate degree from Southwest Baptist University. Mr. Martin is 59 years old.

       Douglas H. Martin has served as a director of the predecessor to the Company since 1998, and was appointed a director of the Company in September 2003, when it became a publicly held entity. Mr. Martin is an Executive Vice President of Stephens Inc. where he has been employed since 1981. He is responsible for the investment of the firm's capital in private companies. Mr. Martin serves as a member of the board of directors of numerous privately held companies. He received his B.A. in physics and economics from Vanderbilt University and his M.B.A. from Stanford University. Mr. Martin is 54 years old.

       William C. Nylin, Jr. was appointed to our board as Executive Vice Chairman of the Board by the board of directors on March 28, 2006, to fill the newly created ninth board position. Dr. Nylin served as our Chief Operating Officer from 1995 until June 1, 2007. From 1995 until April 1, 2006, Dr. Nylin also served as our President. He was a director of the predecessor to the Company commencing in 1993, and remained a member until September 2003, when the Company became a publicly held entity. In addition to responsibilities as Executive Vice Chairman, Dr. Nylin has direct responsibility for information technology and risk management, From 1984 to 1995, Dr. Nylin held several executive management positions, including Deputy Chancellor and Executive Vice President of Finance and Operation, at Lamar University in Beaumont, Texas. Dr. Nylin obtained his B.S. degree in mathematics from Lamar University, and holds both a masters and doctorate degree in computer sciences from Purdue University. He has also completed a post-graduate program at Harvard University. Dr. Nylin is 65 years old.

       Scott L. Thompson has served as a director since June 2004. Mr. Thompson is recently retired from Group 1 Automotive, Inc. where he played a major role in the founding and subsequent growth of that New York Stock Exchange listed and Fortune 500 Company. He served as Executive Vice President, Chief Financial Officer and Treasurer of Group 1 from February 2002 until his retirement in January 2005. From 1996 until February 2002, Mr. Thompson served as Senior Vice President, Chief Financial Officer and Treasurer of Group 1. From 1991 to 1996, Mr. Thompson served as Executive Vice President, Operations and Finance for KSA Industries, Inc., a billion dollar diversified enterprise with interests in automotive retailing, investments, energy and professional sports. Mr. Thompson is also a director of UAP Holding Corp. and Houston Wire and Cable. Mr. Thompson has extensive experience in automotive retailing, investments, energy and professional sports and is a certified public accountant. Mr. Thompson is 49 years old.

       William T. Trawick has served as a director of the Company since September 2003, when the Company became a publicly held entity. Since August 2000, Mr. Trawick has served as Executive Director of NATM Buying Corporation where he oversees the administrative activities of the multi-billion dollar regional group purchasing program of which we are a member. He also functioned as a consultant to our merchandising department until September, 2006. From September 1996 to July 1999, Mr. Trawick served as our Vice President of Merchandising and was responsible for all product purchasing, merchandising and store operations. Mr. Trawick is 61 years old.

       Theodore M. Wright has served as a director since September 2003, when the Company became a publicly held entity. Mr. Wright served as the President of Sonic Automotive, Inc., a New York Stock Exchange listed and Fortune 300 automotive retailer, from October 2002 until his retirement in April 2005. Previously Mr. Wright served as its chief financial officer from April 1997 to April 2003. From 1995 to 1997, Mr. Wright was a Senior Manager in Deloitte & Touche LLP's Columbia, South Carolina office. From 1994 to 1995, he was a Senior Manager in Deloitte & Touche LLP's National Office of Accounting Research and SEC Services Department. Mr. Wright received a B.A. from Davidson College. Mr. Wright is 45 years old.

       If elected, these directors will serve one year terms which expire at our 2009 annual meeting of stockholders.

Nomination Policies and Procedures Governance

       In preparation of our initial public offering, we conducted a thorough process of selecting qualified directors for our board. All directors whose terms expire at this annual meeting, except Mr. Jacoby, Dr. Nylin, and Mr. Thompson, were appointed in September 2003 in preparation for that offering. Mr. Jacoby was appointed to our board in April 2003, Mr. Thompson was appointed to our board in June 2004, and Dr. Nylin was appointed to our Board in March 2006. At our Board of Directors meeting held March 25, 2008, our board created a Nominating and Corporate Governance Committee consisting of three (3) of our independent directors. The Nominating and Corporate Governance Committee recommended and will continue to recommend director nominees for the full board's selection.

       The goal of our board has been, and continues to be, to identify nominees for service on the board of directors who will bring a variety of perspectives and skills from their professional and business experience. In furtherance of this goal, our board has adopted nominating policies and procedures which are available on our website at www.conns.com under "Investor Relations - Governance". The Nominating and Corporate Governance Committee will consider candidates for nomination proposed by stockholders so long as they are made in accordance with the provisions of Section 2.14 of our Bylaws.

       For the Nominating and Corporate Governance Committee to consider candidates recommended by stockholders, Section 2.14 of our Bylaws requires that the stockholder provide written notice to our Secretary no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary date of the mailing of the proxy statement for the immediately preceding annual meeting of the stockholders. The notice to our Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in the business by the stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address, as they appear on the company's books, of such stockholder and beneficial owner; and
(ii) the class and number of shares of the company that are owned beneficially and held of record by such stockholder and such beneficial owner. Notwithstanding this procedure, the Board may, in its discretion, exclude from any proxy materials sent to stockholders any matters that may properly be excluded under the Exchange Act, Securities and Exchange Commission rules or other applicable laws.

       The independent directors believe that the minimum requirements for a person to be qualified to be a member of the board of directors, are that a person must (i) be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others; (ii) be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper and reasonable performance of the responsibilities of a director; (iii) be willing and able to devote sufficient time to the affairs of the company and be diligent in fulfilling the responsibilities of a director and board committee member (including developing and maintaining sufficient knowledge of the company and its industry; reviewing and analyzing reports and other information important to the board and committee responsibilities; preparing for, attending and participating in board and committee meetings; and satisfying appropriate orientation and continuing education guidelines); and (iv) have the capacity and desire to represent the balanced, best interest of the stockholders as a whole and not primarily a special interest group or constituency. The independent directors evaluate whether certain individuals possess the foregoing qualities and recommends to the board for nomination candidates for election or re-election as directors at the annual meeting of stockholders, or if applicable, at a special meeting of stockholders. This process is the same regardless of whether the nominee is recommended by our board or one of our stockholders.

Independent Board Composition

       Nasdaq requires that a majority of the board of directors of a listed company be "independent". Nasdaq's rules provide that an independent director is a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Utilizing and applying the rules of Nasdaq as to whether a director is considered to not be independent, the board has determined during fiscal 2008 that the following directors are independent as defined by NASD listing standards: Marvin D. Brailsford, Jon E.M. Jacoby, Bob L. Martin, William T. Trawick, Scott L. Thompson, and Theodore M. Wright.

       In the course of determination of each director's independence, the board considered Mr. Jacoby's service as Vice Chairman and Senior Principal of The Stephens Group LLC, a merchant banking firm, and the transfer of our Common Stock equal to 24.1% of our outstanding shares out of the Stephens Voting Trust, including shares held by Mr. Jacoby. Mr. Jacoby is not involved in the investment banking side of Stephens, Inc, which has provided investment banking and brokerage services to us in the past. After taking into account such positions held by Mr. Jacoby with a significant shareholder, given his exercise of independent judgment as one of our directors over the years, the fact that Mr. Jacoby is not involved with Stephens, Inc., the investment banking firm, and his lack of control of the voting of common stock, our board of directors determined that above-described relationship would not interfere with the exercise of his independent judgment in carrying out his responsibilities as one of our directors.

       The independent directors of the board held executive sessions at each meeting of the board of directors during fiscal 2008.

Board Meetings

       During fiscal 2008, the board held four regularly scheduled meetings and one telephonic meeting. Each person serving as a director during fiscal 2008 attended at least seventy-five percent (75%) of the board meetings held during the period he served as director during fiscal 2008.

Policy Regarding Director Attendance at the Annual Meeting of Stockholders

       It is our policy that each member of the board of directors is encouraged to attend our annual meeting of stockholders. Each director serving at the time of last year's annual meeting attended our annual meeting of stockholders.

Committees of the Board

       Audit Committee

       The Audit Committee recommends the appointment of our independent auditors. It also approves audit reports and plans, accounting policies, audit fees and certain other expenses. In connection with the rules adopted by the SEC and NASD, we adopted a written charter for the Audit Committee, which is posted on our website at www.conns.com under "Investor Relations". The Audit Committee reviews and reassesses the adequacy of the written charter on an annual basis.

       Messrs. Wright, Brailsford and Thompson serve on the Audit Committee. The Audit Committee held four regularly scheduled meetings and two telephonic meetings in fiscal 2008, each of which was attended by all of the members. The board has determined that each of Mr. Wright and Mr. Thompson is an "audit committee financial expert" as defined by SEC rules. In addition, each of the members of the Audit Committee is "independent" as defined by the NASD listing standards and the Sarbanes-Oxley Act of 2002.

       Compensation Committee

       The Compensation Committee establishes, reviews and approves the CEO compensation package, and reviews and approves other senior executive officer compensation. It also evaluates the compensation plans, policies and programs to the executive officers of the company and makes recommendations to the board of directors concerning such plans, policies and programs, advises the board regarding compensation plans, policies and programs applicable to non-employee directors for their services as a director and administers the Company's stock option, stock purchase and other plans. The Compensation Committee also evaluates the competitiveness of our compensation and the performance of our executive officers, including our Chief Executive Officer. In connection with the rules adopted by the SEC and NASD, the Company adopted a written charter for the Compensation Committee, which is posted on our website at www.conns.com under "Investor Relations."

       Messrs. Jacoby, Trawick, and Wright serve on the Compensation Committee. The Compensation Committee held three regular meetings in fiscal 2008 and two telephonic meetings, each of which was attended by all members of the Committee. All members of the Compensation Committee were determined to be independent directors as defined by NASD regulations. Additional information on the Committee's processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis section of this proxy statement below.

       Nominating and Corporate Governance Committee

       At the Company's March 25, 2008 Board of Directors meeting, the Board approved the creation and appointed members of the Nominating and Corporate Governance Committee. This Committee advises and makes recommendations to the Board with respect to corporate governance principles and directorship practices, and recommends qualified candidates to the Board, in accordance with criteria approved by the Board, for election as directors of the Company, including the directors that the Board has approved and proposes for election by stockholders at the Annual Meeting. The Committee will periodically review and make recommendations regarding the Company's corporate governance policies and procedures as exist from time to time, and copies of which are discussed below under "Corporate Governance" and are posted on the Company's website at www.conns.com under "Investor Relations". The Company adopted a written charter for the Committee, which is also posted on our website at www.conns.com under "Investor Relations".

       Members of the Committee are appointed by the Board. The members of the Committee serve until their successors are duly elected and qualified, and they may be removed by the Board of Directors in its discretion. Members of the Committee are independent directors who are not employees of the Company or any of its subsidiaries. The initial members of the Committee are Jon E.M. Jacoby, Chairman, William T. Trawick and Bob L. Martin. All members of the Committee were determined to be independent directors as defined by NASD regulations as explained above.




--------------------------------------------------------------------------------
                      COMPENSATION DISCUSSION AND ANALYSIS

Overview

       We have developed a compensation program for executives and key employees designed to: (i) reward performance that increases the value of our common stock; (ii) attract, retain and motivate executives and key employees with competitive compensation opportunities; and (iii) build and encourage ownership of our shares of common stock. Toward these goals, our compensation program has been designed and implemented to reward our executives for strong financial and operating performance and leadership attributes and examples, and to coordinate these criteria with those of our shareholders. These goals are intended to reward our executive officers and encourage their long term commitment to the Company. We believe that our compensation programs, consisting of base salary, annual bonus programs tied to the objective success of our Company's financial performance, and equity incentive compensation program through granting of stock options tied to the executive officers performance and retention desires, fulfill our objectives.

Objectives/Reward

Reward Performance: The Company's performance is a key consideration in determining executive compensation, combined with the continued performance and service to the Company by each executive officer over an extended period of time. The Company also considers the accomplishment of strategic direction and goals, including specific business objectives. While our compensation policy recognizes that stock price performance is one measure of performance, given industry business conditions in the industry and our long-term strategic direction and goals, the Company believes that it may not necessarily be the best current measure of executive performance. The Company compensation packages are based upon a company-wide compensation structure that emphasizes bonus compensation based upon company pre-tax income performance and is consistent for each position relative to its authority and responsibility.

Attract, Retain and Motivate: Our Company designs our compensation program with the goal to obtain and retain the benefits of excellent executives in our Company's significant areas of operations - sales, merchandising, distribution, product service, consumer credit and training. We understand that we must be competitive within our industry, including providing competitive salary, annual bonus opportunities and long-term compensation as part of our overall compensation program. Our equity compensation generally provides for vesting periods of five (5) years for our stock option programs for all but two of our employees - our Chief Executive Officer and our Executive Vice Chairman, each of whom has an Employment Agreement providing for less than five (5) years before retirement. This equity compensation aligns our executive officers' goals with those of our shareholders, in providing for long term growth and related compensation.

Encourage Ownership of our Shares of Common Stock: Equally important in our compensation objectives is our desire for our executive officers to obtain and benefit from ownership of our common stock. This is accomplished through the deferred vesting of our stock option program, as explained above, and the resulting accumulation of shares of common stock by our executive officers.



Determining Compensation

Our compensation program consists of three basic elements: (i) base salary; (ii) annual bonus (both predetermined based on Company performance and individual performance based); and (iii) equity awards. These components work together in determining the overall compensation of our executive officers.

In applying the above-described objectives for our executive compensation program, the Compensation Committee, in making its final determination, primarily relies upon:

       o input and recommendations received from the CEO, EVC, COO and other supervisors of each executive officer except the CEO, regarding the day-to-day performance of each individual and each executive officer's areas of responsibilities and expectations for future performance;

       o publicly available information with respect to the executive compensation practices of certain public companies in our industry; and

       o      its own judgment and knowledge of the industry.

Input Received from Supervisors and our Executive Committee. The Compensation Committee has historically relied in part on the input and recommendations of the Chief Executive Officer and the Executive Vice Chairman and other supervisors of our executive officers in making its final determination regarding annual increases to base salaries of the executive officers, individual levels for bonus compensation, and whether to grant long-term equity awards to our executive officers and if so, in what forms and amounts. The Compensation Committee believes that the Chief Executive Officer and the Executive Vice Chairman, by virtue of their role in overseeing the day-to-day performance of such individuals and their positions with us and their vast experience in the industry, are appropriately suited to make informed recommendations to the Compensation Committee with respect to the foregoing elements of our executive compensation program. As discussed below, the Compensation Committee alone determines the compensation for our Chief Executive Officer.

Peer Group Data. While the Compensation Committee does not deem it necessary or appropriate to base our executive compensation program on any comparative analyses of the amounts and forms of compensation which are paid to executive officers with comparable titles of at other public companies in the home appliance and consumer electronics industry, it does review annually such other public information of public companies of comparable size and nature to ours of a retail business, as well as similarly situated public company's outside the retail business industry,. We refer to such companies collectively as our "peer group." For the year ended January 31, 2008, the companies which comprised our peer group for this review were hhgregg, Inc., Circuit City Stores, Inc., and Best Buy Co., Inc. The amount and structure of peer company compensation is a factor in the Compensation Committee's determination of the compensation of executive officers, but the Compensation Committee does not target compensation of its executive officers based upon the levels of compensation of executives of the companies in our peer group due to the nature and responsibility level of each of our executive officers, since our business model and resulting levels of responsibility are not comparable with that . However, based on the results of the review of peer companies, the Compensation Committee may determine to modify compensation of our executive officers. of any of the others of our peer group Unlike the home appliance and electronics retailing companies in our peer group, Conn's provides financing to its customers to assist in their purchases. This provision of financing provides Conn's with income opportunities not available to its peers, and requires additional management responsibilities and activities by our executive officers that are not commensurate with or comparable to any executive officers of companies in our peer group.

Other Factors. Key factors which also affect our executive compensation program include our financial performance, to the extent that it may be fairly attributed or related to the performance of a particular executive officer, as well as the contribution of each executive officer relative to his individual responsibilities and capabilities. While the Compensation Committee does consider our stock price performance, it has not utilized it as a measure of our financial performance, or the performance of our executive officers, given the fact that it may not take into account a variety of factors including, but not limited to, the business conditions within the industry as well as our long-term strategic direction and goals.

Elements of Compensation

Our compensation program consists of three basic elements: (i) base salary; (ii) bonus (both pre-determined based on the Company's performance and individual performance based); and (iii) equity awards. These components work together in determining the overall compensation of our executive officers.

Base Salary: Each executive officer receives a base salary determined by the Compensation Committee to be commensurate with the officer's area of responsibility and that officer's areas and extent of responsibility in relation to the performance of the Company as a whole. The determination of this component is made at the first Compensation Committee meeting during each fiscal year, and is set for the ensuing fiscal year, or at other meetings as deemed necessary by the Compensation Committee. Such base salaries are intended to provide the executive officer with a competitive and equitable living salary.

Bonus: The Compensation Committee establishes our bonus program for all executive officers and other employees of the Company, after receiving recommendations from the CEO, the COO and the EVC for each individual executive officer and employee. The bonus program is based on both pre-determined levels of Company performance and bonus levels set for each executive officer based on individual performance.

Executive officers receive bonus payments based on the Company's achievement of pre-determined profit goals approved by the Compensation Committee each fiscal year. For the fiscal years ended January 31, 2007 and 2008, the profit goals and the bonus amount associated with each of those goals were as follows:

--------------------------------------------------------------------------------
                                    Fiscal Year 2007 Pre-Tax Profit Goals
                            ----------------------------------------------------
                            $     61,700,000  $     65,700,000  $     71,000,000
--------------------------------------------------------------------------------
       Name                         (1)               (1)               (1)
--------------------------------------------------------------------------------
Thomas J. Frank, Sr.                 500,000           600,000           750,000
--------------------------------------------------------------------------------
David L. Rogers                      112,500           158,693           225,000
--------------------------------------------------------------------------------
William C. Nylin, Jr.                250,000           352,652           500,000
--------------------------------------------------------------------------------
Timothy L. Frank                     112,500           158,693           225,000
--------------------------------------------------------------------------------
David W. Trahan                      112,500           158,693           225,000
--------------------------------------------------------------------------------

(1) Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above.

--------------------------------------------------------------------------------------------------
                                              Fiscal Year 2008 Pre-Tax Profit Goals
                            ----------------------------------------------------------------------
                            $     62,400,000  $     65,400,000  $     68,400,000  $     71,400,000
--------------------------------------------------------------------------------------------------
       Name                         (1)               (1)               (1)               (1)
--------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.                 500,000           583,333           666,667           750,000
--------------------------------------------------------------------------------------------------
David L. Rogers                      150,000           196,154           246,154           300,000
--------------------------------------------------------------------------------------------------
William C. Nylin, Jr.                250,000           326,923           410,256           500,000
--------------------------------------------------------------------------------------------------
Timothy L. Frank                     150,000           196,154           246,154           300,000
--------------------------------------------------------------------------------------------------
David W. Trahan                      150,000           196,154           246,154           300,000
--------------------------------------------------------------------------------------------------

(1) Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2008 were calculated excluding any effect of gain or loss from fair value adjustments recorded related to our interest in securitized assets.


Individual executive officers and other employees may also receive bonus payments based on individual performance. These bonus levels, are recommended by the CEO, the EVC, and the COO, and determined by the Compensation Committee, based on that officer's or employee's level of responsibility and ability to affect the performance of his area of responsibility and the Company's performance. The Company does not have any direct criteria for individual performance bonus amounts or payments, nor are these based upon any percentage of the individuals' base salary or goals. At the end of each fiscal year, the Compensation Committee may additionally establish individual performance bonus awards for each executive officer and employee upon recommendation of the Chief Executive Officer and the Executive Vice Chairman.

For each of these elements, the Compensation Committee in making its final determination, reviews recommendations from our Chief Executive Officer, or CEO, and our Executive Vice Chairman, or EVC, of the amounts and timing of each, based upon their respective day to day working knowledge of the performance of each individual and each such individuals areas of responsibility and expectations for future performance and rewards. The Compensation Committee alone determines the compensation of the CEO. The Compensation Committee also relies on its explicit knowledge of the industry and our peers in determining the final salary, bonus and equity awards on a comparative basis as deemed appropriate and necessary to reward and maintain the executives as an integral part of the Company's executive team and its overall performance and achievements.



Employment Agreements

Our Chief Executive Officer and Executive Vice Chairman each have been accorded Employment Agreements expiring on January 31, 2011 and 2010, respectively, and our Chief Financial Officer had an Employment Agreement that expired on January 31, 2008. Our Chief Financial Officer announced his retirement effective January 31, 2008, and as a result his Employment Agreement expired at that time, with no further obligation of the Company to him for any further compensation. Each employment agreement may be renewed for successive one year periods upon the mutual written consent of the Company and the executive officer. Under the terms of these employment agreements, each of these officers is entitled to payment of an annual salary plus a bonus based upon attainment of performance goals determined by our Compensation Committee, to participate in our employee benefit plans and receive options to purchase shares of our common stock. In the event that we terminate the executive officer's employment other than for cause or we do not renew the employment agreement when it expires, other than our CFO's employment agreement that expired, we are obligated to pay the executive officer severance in an amount equal to the executive officer's annual base salary. Under these employment agreements, the executive agreed to a confidentiality agreement as well as not to compete with the Company for period of one year following the termination of the Agreement and not to solicit our employees to work for anyone else for a period of two years following the termination of the Agreement.

Other Compensation

We provide our named executive officers with other benefits, as reflected in the All Other Compensation column in the Summary Compensation Table on page 16, which we believe are reasonable, competitive and consistent with the Company's executive compensation program.

Compensation for the Named Executive Officers in Fiscal 2008

CEO Compensation

Our CEO's annual compensation package was determined in accordance with our Company's policies and procedures for all executive officers. With respect to the Company's fiscal year ended January 31, 2008, the Chief Executive Officer was eligible to receive an annual cash bonus (the "Incentive Compensation"), the amount of such bonus determined by the Compensation Committee in accordance with a pre-established performance goal which satisfies the requirements of Section 1.162-27(e)(2) of the Treasury regulations, taking into account any one or more of the following criteria with respect to Conn's or any affiliates or divisions of Conn's: (a) total revenues or any component thereof; (b) operating income, pre-tax or after-tax income, EBITA, EBITDA or net income; (c) cash flow, free cash flow or net cash from operations; (d) earnings per share; (e) value of the Conn's stock or total return to stockholders; and (f) any combination of any or all of the foregoing criteria, in each case on an absolute or relative basis. The performance goals established for fiscal years 2007 and 2008 and the bonus amount associated with each level were as follows:

--------------------------------------------------------------------------------
                                    Fiscal Year 2007 Pre-Tax Profit Goals
                            ----------------------------------------------------
                            $     61,700,000  $     65,700,000  $     71,000,000
--------------------------------------------------------------------------------
       Name                         (1)               (1)               (1)
--------------------------------------------------------------------------------
Thomas J. Frank, Sr.                 500,000           600,000           750,000
--------------------------------------------------------------------------------

(1) The bonus is calculated on a pro-rata basis when pre-tax profits fall between the levels shown above.

--------------------------------------------------------------------------------------------------
                                              Fiscal Year 2008 Pre-Tax Profit Goals
                            ----------------------------------------------------------------------
                            $     62,400,000  $     65,400,000  $     68,400,000  $     71,400,000
--------------------------------------------------------------------------------------------------
       Name                         (1)               (1)               (1)               (1)
--------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.                 500,000           583,333           666,667           750,000
--------------------------------------------------------------------------------------------------

(1) Bonuses are calculated on a pro-rata basis when pre-tax profits fall between the levels shown above. Pre-tax profits for purposes of the bonus in fiscal year 2008 were calculated excluding any effect of gain or loss from fair value adjustments recorded related to our interest in securitized assets.

The Incentive Compensation award for any year may not exceed $1,920,000. The Compensation Committee evaluated and took into account each of the above listed criteria in determining the performance goals for fiscal 2008 and took into account the same criteria in determining the performance goals for fiscal 2009. Due to the financial performance of the Company, our CEO received a cash bonus based on achievement of financial results between the second and third levels, as reflected in the Summary Compensation Table. The other components of our CEO's compensation package are also reflected in the Summary Compensation Table and the footnotes following.



Other Named Executive Officers' Compensation

Each of the other Named Executive Officer's compensation was determined in accordance with our Company's policies and procedures for all executive officers, including bonus, stock option and other benefits. Each of the components is addressed in the Summary Compensation Table and the footnotes following for each Named Executive Officer.

--------------------------------------------------------------------------------

                          COMPENSATION COMMITTEE REPORT

       The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the Analysis with Management. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for fiscal year ended January 31, 2008 and the Company's 2008 Proxy Statement on Schedule 14A related to the 2008 Annual Meeting of Stockholders, for filing with the Securities and Exchange Commission.. This report is provided by the following independent directors, who comprise the Compensation Committee.

Jon E.M. Jacoby, Chairman
William T. Trawick
Theodore M. Wright

--------------------------------------------------------------------------------

Compensation Tables

                                                            Summary Compensation
                                                            --------------------

----------------------------------------------------------------------------------------------------------------------------
             (a)                    (b)        (c)       (d)      (e)       (f)      (g)         (h)        (i)      (j)
                                                                                             Change in
                                                                                            Pension Value
                                                                                     Non-        and
                                                                                   Equity    Nonqualified
                                                                                  Incentive   Deferred      All
                                                                                    Plan       Compen-     Other
                                   Fiscal                        Stock    Option   Compen-     sation      Compens
 Name and Principal Position        Year      Salary    Bonus    Awards   Awards   sation     Earnings     -ation   Total
                                               ($)       ($)      ($)       ($)      ($)         ($)        ($)      ($)
----------------------------------------------------------------------------------------------------------------------------
                                                         (7)                (1)
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.                  2007   441,000  500,000       -    191,945       -           -       8,800  1,141,745
Chairman and CEO                      2008   400,000  665,681       -    283,101       -           -       8,600  1,357,382
                                                                                                            (2)
                              ----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
David L. Rogers                       2007   240,000  147,916       -    148,026       -           -      11,800    547,742
CFO                                   2008   240,000  164,399       -    215,137       -           -      12,480    632,016
                                                                                                            (3)
                              ----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
William C. Nylin, Jr.                 2007   350,000  313,147       -    162,479       -           -      13,800    839,426
Executive Vice                        2008   285,000  414,220       -    253,634       -           -      13,700    966,554
Chairman                                                                                                    (4)
                              ----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Timothy L. Frank                      2007   180,000  168,416       -     59,252       -           -      11,000    418,668
President and COO                     2008   220,000  268,532       -    109,094       -           -      10,037    607,663
                                                                                                            (5)
                              ----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
David W. Trahan                       2007   204,000  168,416       -     59,252       -           -      10,800    442,468
Executive Vice                        2008   228,000  255,032       -    107,425       -           -      11,120    601,577
President                                                                                                   (6)
                              ----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Amount recognized in the financial statements during the fiscal year in accordance Statement of Financial Accounting
    Standards (FAS) No. 123R, "Share-based Payment." Information regarding the assumptions used in calculating the fair value under FAS 123R can be found in Note 8 to the financial statements contained in the Company's annual report on
    Form 10-K filed with the SEC on March 27, 2008.
(2) Company matched 401K contributions $8,800 and $8,600 for fiscal years 2007 and 2008, respectively.
(3) Company matched 401K contributions of $8,800 and $9,480, and use of automobile (including fuel) of $3,000 and
    $3,000 for fiscal years 2007 and 2008, respectively.
(4) Company matched 401K contributions of $8,800 and $8,700, and use of automobile (including fuel) of $5,000 and
    $5,000 for fiscal years 2007 and 2008, respectively.
(5) Company matched 401K contributions of $8,800 and $7,837, and use of automobile (including fuel) of $2,200 and
    $2,200 for fiscal years 2007 and 2008, respectively.
(6) Company matched 401K contributions of $8,800 and $9,120, and use of automobile (including fuel) of $2,000 and
    $2,000 for fiscal years 2007 and 2008, respectively.
(7) The executives shown above receive a base bonus amount based on the pre-tax performance goals shown above under "Elements of Compensation". The executives can also receive discretionary funds that are approved by the
    Compensation Committee. The table below shows the composition of bonus payments made for the fiscal years 2007 and 2008.

--------------------------------------------------------------------------------
                                    Base bonus     Discretionary     Total bonus
                                      earned          funds             paid
                                        ($)             ($)              ($)
--------------------------------------------------------------------------------
       Name
--------------------------------------------------------------------------------
Thomas J. Frank, Sr.      2007         500,000             -            500,000
--------------------------------------------------------------------------------
                          2008         592,681          73,000          665,681
--------------------------------------------------------------------------------
David L. Rogers           2007         118,416          29,500          147,916
--------------------------------------------------------------------------------
                          2008         150,399          14,000          164,399
--------------------------------------------------------------------------------
William C. Nylin, Jr.     2007         263,147          50,000          313,147
--------------------------------------------------------------------------------
                          2008         334,220          80,000          414,220
--------------------------------------------------------------------------------
Timothy L. Frank          2007         118,416          50,000          168,416
--------------------------------------------------------------------------------
                          2008         200,532          68,000          268,532
--------------------------------------------------------------------------------
David W. Trahan           2007         118,416          50,000          168,416
--------------------------------------------------------------------------------
                          2008         200,532          54,500          255,032
--------------------------------------------------------------------------------

                                               Grants of Plan-Based Awards
                                               ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                        Estimated future        Estimated future
                                         payouts under            payouts under
                                           non-equity           equity incentive
                                      incentive plan awards       plan awards
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      All other  All other
                                                                                        stock     option
                                                                                       awards;    awards;               Grant
                                                                                       Number     Number    Exercise  Date Fair
                                                                                         of         of      or base   Value of
                                                                                       shares   securities  price of  Stock and
                                     Thres-            Maxi-  Thres-           Maxi-  of stock  underlying   option     Option
       Name             Grant Date    hold   Target    mum     hold  Target    mum    or units    options    awards     Awards
                                       ($)     ($)     ($)     (#)     (#)     (#)      (#)        (#)      ($/Sh)       ($)
-------------------------------------------------------------------------------------------------------------------------------
       (a)                  (b)        (c)     (d)     (e)     (f)     (g)     (h)      (i)        (j)       (k)         (l)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.    11/27/2007     N/A     N/A     N/A     N/A     N/A     N/A      N/A       10,000    19.99       91,200
-------------------------------------------------------------------------------------------------------------------------------
David L. Rogers         11/27/2007     N/A     N/A     N/A     N/A     N/A     N/A      N/A          -       N/A           -
-------------------------------------------------------------------------------------------------------------------------------
William C. Nylin, Jr.   11/27/2007     N/A     N/A     N/A     N/A     N/A     N/A      N/A       10,000    19.99       91,200
-------------------------------------------------------------------------------------------------------------------------------
Timothy L. Frank        11/27/2007     N/A     N/A     N/A     N/A     N/A     N/A      N/A       25,000    19.99      228,000
-------------------------------------------------------------------------------------------------------------------------------
David W. Trahan         11/27/2007     N/A     N/A     N/A     N/A     N/A     N/A      N/A       20,000    19.99      182,400
-------------------------------------------------------------------------------------------------------------------------------

                                                 Outstanding Equity Awards at Fiscal Year End
                                                 --------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                 Option Awards                                      Stock Awards
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Equity
                                                                                                                      Incentive
                                                                                                            Equity      Plan
                                                                                                           Incentive   Awards:
                                                                                                             Plan     Market or
                                                   Equity                                                   Awards:    Payout
                                                  Incentive                                                Number of  Value of
                                                    Plan                              Number     Market    Unearned   Unearned
                        Number        Number       Awards:                              of      Value of    Shares,    Shares,
                          of            of        Number of                           Shares     Shares    Units or   Units or
                      Securities    Securities   Securities                          or Units   or Units    Other      Other
                      Underlying    Underlying   Underlying                          of Stock   of Stock    Rights     Rights
                      Unexercised   Unexercised  Unexercised   Option      Option    That Have  That Have  That Have  That Have
                        Options       Options     Unearned    Exercised  Expiration  Not Been   Not Been      Not        Not
       Name           Exercisable  Unexercisable   Options      Price       Date      Vested     Vested     Vested     Vested
                          (#)           (#)          (#)         ($)                    (#)        ($)        (#)        ($)
-------------------------------------------------------------------------------------------------------------------------------
       (a)                (b)           (c)          (d)         (e)         (f)        (g)        (h)        (i)        (j)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.     45,200       11,300 (1)     N/A        $14.00   11/25/2013     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
Chairman and CEO         35,000            0         N/A        $17.73   11/30/2014     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                         16,667        8,333 (3)     N/A        $33.88   11/30/2015     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          8,334       16,666 (5)     N/A        $22.68    12/4/2016     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                              0       10,000 (7)     N/A        $19.99   11/27/2017     N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
David L. Rogers           4,000            0         N/A        $14.00   11/25/2013     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
CFO                      15,000            0         N/A        $17.73   11/30/2014     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                         23,333            0         N/A        $33.88   11/30/2015     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          6,667            0         N/A        $22.68    12/4/2016     N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
William C. Nylin, Jr.    33,647       11,300 (1)     N/A        $14.00   11/25/2013     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
Executive Vice           35,000            0         N/A        $17.73   11/30/2014     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
Chairman                 10,000        5,000 (3)     N/A        $33.88   11/30/2015     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          8,334       16,666 (5)     N/A        $22.68    12/4/2016     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                              0       10,000 (7)     N/A        $19.99   11/27/2017     N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Timothy L. Frank         11,228            0         N/A         $8.21    7/26/2011     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
President and COO         6,400        1,600 (1)     N/A        $14.00   11/25/2013     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          6,000        4,000 (2)     N/A        $17.73   11/30/2014     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          6,000        9,000 (4)     N/A        $33.88   11/30/2015     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          4,000       16,000 (6)     N/A        $22.68    12/4/2016     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                              0       25,000 (8)     N/A        $19.99   11/27/2017     N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
David W. Trahan           6,400        1,600 (1)     N/A        $14.00   11/25/2013     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
Executive Vice            6,000        4,000 (2)     N/A        $17.73   11/30/2014     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
President                 6,000        9,000 (4)     N/A        $33.88   11/30/2015     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                          4,000       16,000 (6)     N/A        $22.68    12/4/2016     N/A        N/A        N/A        N/A
                      ---------------------------------------------------------------------------------------------------------
                              0       20,000 (8)     N/A        $19.99   11/27/2017     N/A        N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------

   (1)  - Options vest ratably at 20% per year for five years with final vesting on 11/30/2008.
   (2)  - Options vest ratably at 20% per year for five years with final vesting on 11/30/2009.
   (3)  - Options vest ratably at 33.33% per year for three years with final vesting on 11/30/2008.
   (4)  - Options vest ratably at 20% per year for five years with final vesting on 11/30/2010.
   (5)  - Options vest ratably at 33.33% per year for three years with final vesting on 12/4/2009.
   (6)  - Options vest ratably at 20% per year for five years with final vesting on 12/4/2011.
   (7)  - Options are fully vested after one year with that vesting occurring on 11/27/2008.
   (8)  - Options vest ratably at 20% per year for five years with final vesting on 11/27/2012.

                                     Option Exercises and Stock Vested
                                     ---------------------------------

------------------------------------------------------------------------------------------------
                                  Option Awards                        Stock Awards
------------------------------------------------------------------------------------------------
                        Number of Shares
                           Acquired on   Value Realized    Number of Shares   Value Realized on
       Name                 Exercise       on Exercise   Acquired on Vesting       Vesting
                              (#)              ($)               (#)                 ($)
------------------------------------------------------------------------------------------------
       (a)                    (b)              (c)               (d)                 (e)
------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.                0                0           N/A                 N/A
------------------------------------------------------------------------------------------------
David L. Rogers                     0                0           N/A                 N/A
------------------------------------------------------------------------------------------------
William C. Nylin, Jr.          11,553          142,448           N/A                 N/A
------------------------------------------------------------------------------------------------
Timothy L. Frank                    0                0           N/A                 N/A
------------------------------------------------------------------------------------------------
David W. Trahan                     0                0           N/A                 N/A
------------------------------------------------------------------------------------------------

Termination of Employment and Change of Control Arrangements

       The following table indicated the quantitative disclosure of the estimated payments that would have been provided to our named executive officers if they were terminated without cause or if their employment agreement is not renewed, as of January 31, 2008:

       The following table also indicated the quantitative disclosure of the estimated benefit of the acceleration of each named executive officer's unvested options had a change of control occurred on January 31, 2008 and is calculated based on the closing price of the Company's common stock on January 31, 2008:

                     Termination/Change in Control Benefits
            --------------------------------------------------------
                     (a)                    (b)             (c)

                                                       Compensation
                                          Vesting       in lieu of
                                       acceleration    salary/bonus
                                        of options         upon
                    Named               upon change     termination
                  Executive              in control    not for cause
                   Officer             (# of shares)        ($)
            --------------------------------------------------------
            Thomas J. Frank, Sr.           46,299           360,000
            --------------------------------------------------------
            William C. Nylin, Jr.          42,966           270,000
            --------------------------------------------------------
            David L. Rogers                     -                 -
            --------------------------------------------------------
            Timothy L. Frank               55,600                 -
            --------------------------------------------------------
            David W. Trahan                50,600                 -
            --------------------------------------------------------

(b) Assumes vesting would accelerate on all unvested options per the employee stock option plan:

              "1. Acceleration of Vesting and Exercise Dates. The other provisions of this Agreement notwithstanding and pursuant to Paragraph 12 of the Plan:

              (a) In the event of a proposed dissolution or liquidation of the Company and at the discretion of the Administrator, this Option may be immediately exercised for the entire number of Shares covered hereby until fifteen (15) days prior to such dissolution or liquidation;

              (b) In the event of a Merger Transaction in which this Option shall not be assumed or an equivalent option issued as a substitute by a successor entity, the Administrator shall notify the Optionee in writing that this Option shall be exercisable for the entire number of Shares covered hereunder for a period of fifteen (15) days from the date of such notice; or

              In the event of a Merger Transaction that constitutes a Change of Control in which this Option is assumed or an equivalent option is issued by a successor entity, an Involuntary Termination of the Optionee within one (1) year after the effective date of the Change of Control shall cause this Option or the equivalent substitute option to be immediately exercisable for the full number of Shares covered hereunder."

(c) These amounts would be paid in equal installment in such intervals as the base salary would have been paid, i.e., semi-monthly. Assumes termination occurred on February 1, 2008 and that termination satisfies the following language from the employment agreements in force:

              "1. In the event (i) Conn's exercises its right of termination other than for Cause or (ii) this Agreement is not renewed by Conn's when it expires, Conn's shall be obligated to pay Executive's Base Salary and Incentive Compensation, if any, earned and accrued but unpaid through the date of termination. In addition, Conn's shall pay as severance pay one
       (1) year of Executive's current Base Salary. Such payments shall be made in equal installments in such intervals as the Base Salary was paid at the time of such termination or expiration."

Compensation of Non-Employee Directors

       Each non-employee director of the board in respect of his or her service on the board receives:

       o      an annual retainer of $25,000 through the 2008 annual meeting;
       o      $2,500 for each board meeting attended;
       o $1,000 for each audit committee meeting attended by a member of the audit committee (excluding the chair of the audit committee) on the same day as a board meeting;
       o      $1,500 for each audit committee meeting attended by the chair of the audit committee on the same day as a board meeting;
       o      $2,500 for each audit committee meeting attended by a member of the audit committee (excluding the chair of the audit committee) on a day other than the day of the board meeting;
       o $3,500 for each audit committee meeting attended by the chair of the audit committee meeting on a day other than the day of the board meeting;
       o $500 per meeting for participation in a telephonic meeting of the board;
       o $750 for each compensation committee meeting attended by a member of the compensation committee on the same day as a board meeting;
       o $1,250 for each compensation committee meeting attended by a member of the compensation committee on a day other than the day of a board meeting.

       In addition our non-employee directors (i) are allowed to participate in the Company's medical plan at the same contributories with all the benefits of full-time active employees, (ii) receive a merchandise discount in the same amount as the discount our employees receive; and (iii) are reimbursed for their expenses in attending board and committee meetings.

       We adopted the 2003 Non-Employee Director Stock Option Plan in February 2003 in connection with our initial public offering, and amended the Plan by vote of shareholders at our 2006 annual meeting of shareholders. The plan is administered by the board of directors. Only non-employee directors are eligible grantees. Upon the closing of the initial public offering, we granted each of our then-current non-employee directors the option to purchase 40,000 shares of our common stock, and we have and will grant an option to purchase 40,000 shares of our common stock to any new board member. We will also grant our non-employee directors an option to purchase an additional 10,000 shares following each annual stockholders meeting on and after the fourth anniversary of each non-employee director's initial election or appointment to the board of directors. The initial options to purchase 40,000 shares of our common stock issued to non-employee directors vest equally over a three year period, and the additional options to purchase 10,000 shares of our common stock issued to non-employee directors vests on the first annual anniversary date of the date of the grant. The exercise price of each option is equal to the price per share of our common stock at the close of market on the date the option is granted. The options have a term of up to ten years. Upon a change in control or sale of the company, optionees have special vesting and exercise rights.

       Accordingly, if reelected at the 2008 Annual Meeting, all of the nominated non-employee directors, Messrs. Brailsford, Jacoby, Bob L. Martin, Douglas H. Martin, Thompson, Trawick and Wright, shall each be granted an option to purchase an additional 10,000 shares of our common stock, with the option vesting on the annual anniversary date of the date of grant.

                                                           Director Compensation
                                                           ---------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                              Change in
                                                                            pension value
                                                              Non-equity   and nonqualified
                          Fees earned                         incentive       deferred
                          or paid in     Stock     Option       plan        compensation      All Other
       Name                  cash        Awards    Awards   compensation      earnings       Compensation      Total
                               $          ($)        ($)         ($)              $              ($)            ($)
-----------------------------------------------------------------------------------------------------------------------
       (a)                    (b)         (c)        (d)         (e)             (f)             (g)            (h)
-----------------------------------------------------------------------------------------------------------------------
                                                     (1)
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Frank, Sr.              -           -          -           -               -                -              -
-----------------------------------------------------------------------------------------------------------------------
William C. Nylin, Jr.             -           -          -           -               -                -              -
-----------------------------------------------------------------------------------------------------------------------
Marvin D. Brailsford         46,500           -     75,650           -               -                -        122,150
-----------------------------------------------------------------------------------------------------------------------
Jon E. M. Jacoby             37,750           -     75,650           -               -                -        113,400
-----------------------------------------------------------------------------------------------------------------------
Bob L. Martin                33,000           -     75,650           -               -                -        108,650
-----------------------------------------------------------------------------------------------------------------------
Douglas H. Martin            35,500           -     75,650           -               -                -        111,150
-----------------------------------------------------------------------------------------------------------------------
Scott L. Thompson            47,000           -     20,833           -               -                -         67,833
-----------------------------------------------------------------------------------------------------------------------
William T. Trawick           38,750           -     75,650           -               -                -        114,400
-----------------------------------------------------------------------------------------------------------------------
Theodore M. Wright           53,750           -     75,650           -               -                -        129,400
-----------------------------------------------------------------------------------------------------------------------

(1) Amount recognized in the financial statements during the fiscal year in accordance with FAS 123R.
Information regarding the assumptions used in calculating the fair value under FAS 123R can be found in
Note 8 to the financial statements contained in the Company's annual report on Form 10-K filed with the
SEC on March 27, 2008. Messrs. Brailsford, Jacoby, Bob L. Martin, Douglas H. Martin, Trawick and Wright
were each issued 10,000 options on July 2, 2007. Those awards fully vest after one year.



Indemnification Arrangements

       As permitted by the Delaware General Corporation Law, we have adopted provisions in our certificate of incorporation and bylaws that provide for the indemnification of our directors and certain executive officers, including the Named Executive Officers, to the fullest extent permitted by applicable law. These provisions, among other things, indemnify each of our directors and certain officers for certain expenses, including judgments, fines and amounts paid in settling or otherwise disposing of actions or threatened actions, incurred by reason of the fact that such person was a director or officer of Conn's or of any other corporation which such person served in any capacity at the request of Conn's.

       In addition, we have entered into indemnification agreements with each of our directors pursuant to which we will indemnify them against judgments, claims, damages, losses and expenses incurred as a result of the fact that any director, in his capacity as a director, is made or threatened to be made a party to any suit or proceeding. The indemnification agreements also provide for the advancement of certain expenses (such as attorney's fees, witness fees, damages, judgments, fines and settlement costs) to our directors in connection with any such suit or proceeding.

       We maintain a directors' and officers' liability insurance policy to insure our directors and officers against certain losses resulting from acts committed by them in their capacities as our directors and officers, including liabilities arising under the Securities Act of 1933.

                              CORPORATE GOVERNANCE

Code of Ethics

       Our board has adopted a code of business conduct and ethics for our employees, a code of ethics for our chief executive officer and senior financial professionals and a code of business conduct and ethics for our board of directors. A copy of these codes is published on our website at www.conns.com under "Investor Relations." We intend to make all required disclosures concerning any amendments to, or waivers from, these codes on our website.



Stockholder Communications with the Board

       We have adopted a policy that allows stockholders to communicate directly with the board of directors. Stockholders may contact the board or any committee of the board by any one of the following methods:

       By telephone:                 By mail:                By e-mail:

       (409) 832-1696 Ext. 3218      Board of Directors      Conns1890tf@aol.com
                                     3295 College Street
                                     Beaumont, Texas 77701


       All communications submitted under this policy will be compiled by the Compliance Officer of the company and submitted to the board or the requisite board committee on a periodic basis. Complaints or concerns relating to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee under the policy adopted by the Audit Committee. This policy and procedure is posted on our website at www.conns.com under "Investor Relations".

                             AUDIT COMMITTEE REPORT
                             ----------------------

The Committee

       Our board of directors established the Audit Committee to recommend the appointment of our independent auditors and to oversee the company's (i) financial reporting process; (ii) internal audits, internal control policies and procedures implementation and compliance with Sarbanes-Oxley Section 404 requirements, and authorities; and (iii) financial, tax, and risk management policies. The Audit Committee is composed of three members and operates under a written charter, a copy of which is published on our website at www.conns.com under "Investor Relations." The Audit Committee has prepared the following report on its activities with respect to the company's financial statements for the fiscal year ended January 31, 2008.

Review and Discussion

       Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of Conn's consolidated financial statements in accordance with generally accepted accounting principles. Ernst & Young, LLP, the Company's independent auditors, is responsible for auditing those financial statements and for attesting to the effectiveness of the Company's internal control over financial reporting. It is the Audit Committee's responsibility to monitor and review these processes. The members of the Audit Committee are not employees of the Company and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing.

       In connection with the preparation of the Company's audited financial statements for the fiscal year ended January 31, 2008, the Audit Committee:

       o reviewed and discussed the Company's annual report on Form 10-K, including the audited consolidated financial statements of the Company and Management's Report on Internal Control over Financial Reporting for the year ended January 31, 2008 with management;

       o discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61;

       o received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Ernst & Young its independence from Conn's, including whether Ernst & Young's provision of non-audit services to the company is compatible with the auditors' independence.

       The Audit Committee meets with the company's independent auditors to discuss the results of their examinations, their evaluations of the company's internal controls and the overall quality of the company's financial reporting. The Audit Committee held four regularly scheduled meetings and five telephonic meetings during the fiscal year ended January 31, 2008.

Recommendation

       Based on the review and discussion referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2008, for filing with the Securities and Exchange Commission.


                                           AUDIT COMMITTEE:

                                           Theodore M. Wright, Chairman
                                           Marvin D. Brailsford
                                           Scott L. Thompson

                                PERFORMANCE GRAPH
                                -----------------

       The following graph provides a comparison of the cumulative total stockholder return on our common stock against the Nasdaq U.S. Stock Market Index and the average of a peer group index comprised of five publicly traded consumer electronic and/or appliance retailers((1)) since our initial public offering on November 24, 2003. Since we have not been publicly traded for five years, we have selected November 24, 2003, the date our initial public offering, and the end of each of our fiscal years between November 24, 2003 and January 31, 2008 (the last trading day of our fiscal year) for comparison purposes. The graph reflects the value of a $100 investment as of November 24, 2003 in either our stock or the indices presented at the dates of measurement, including reinvestment of dividends. The corresponding index values and common stock price values are summarized in the table below by measurement date.



                               [GRAPHIC OMITTED]
                    [PLEASE SEE SUPPLEMENTAL PDF FOR IMAGE]



                                           NASDAQ        Peer        Conn's
                                          US Stock      Group       Closing
                              Conn's       Market       Stock        Stock
          Trade Date          Index        Index       Index(1)      Price
   ----------------------  -----------  -----------  -----------  -----------
   November 24, 2003        $  100.00    $  100.00    $  100.00    $   14.00
   January 31, 2004            114.29       105.40        82.86        16.00
   January 31, 2005            118.23       105.76       113.37        16.55
   January 31, 2006            310.63       119.23       159.99        43.48
   January 31, 2007            167.68       128.30       186.07        23.47
   January 31, 2008            137.91       129.06       140.92        19.30


-------------------
(1) The peer group index consists of the simple average of the indices of Sears Holding Co., Best Buy Co., Inc., Circuit City Stores, Inc., Rex Stores Corp. and Tweeter Home Entertainment Group, Inc.

                               EXECUTIVE OFFICERS
                               ------------------

Biographical Information

       The board appoints our executive officers at the first board meeting following our annual meeting of stockholders and updates the executive officer positions as necessary. Our executive officers serve at the discretion of the board and until their successors are elected and qualified or until the earlier of their death, resignation or removal.

       The following sets forth certain biographical information regarding our executive officers, including service with Conn Appliances, Inc., our predecessor company:

                                                                                           Years of Service
Name                         Age                       Positions                             with Conn's
----                         ---                       ---------                           ----------------
Thomas J. Frank, Sr.          68       Chairman of the Board and Chief Executive Officer           48
William C. Nylin, Jr.         65       Executive Vice Chairman of the Board                        15
David L. Rogers               59       Chief Financial Officer - Retired effective
                                        January 31, 2008                                           11
Michael J. Poppe              40       Chief Financial Officer - effective February 1, 2008         4
Timothy L. Frank              40       Chief Operating Officer and President                       12
David W. Trahan               47       Executive Vice President - Retail                           20
Reymundo de la Fuente, Jr.    47       Executive Vice President - Credit                            9
David R. Atnip                60       Senior Vice President and Treasurer                         15
Walter M. Broussard           48       Senior Vice President - Sales/Store Operations              22
Robert B. Lee, Jr.            61       Senior Vice President - Service and Logistics                8
Clinton W. Harwood            51       Senior Vice President - Information Technology              14

       Thomas J. Frank, Sr. was appointed as our Chairman of the Board and Chief Executive Officer in 1994. He has been employed by us for 48 years, has been a member of our board of directors since 1980 and has held every key management position within the organization, including responsibilities for distribution, service, credit, information technology, accounting and general operations. Mr. Frank holds a B.A. degree in industrial arts from Sam Houston State University and attended graduate courses at Texas A&M University. Mr. Frank completed the SCMP course at Harvard University. Mr. Frank is the father of Timothy L. Frank, our President.

       William C. Nylin, Jr.. On March 28, 2006, Dr. Nylin was appointed to our board of directors as its Executive Vice Chairman. He has served as our Chief Operating Officer from 1995 until June 1, 2007. From 1995 until April 1, 2006, he also served as our President. He became a member of our board of directors in 1993 and served in that capacity until September 2003, and was appointed to our board of directors on March 28, 2006 by our board. In addition to performing responsibilities as Chief Operating Officer, he has direct responsibility for credit granting and collections, information technology, risk management, distribution and service. From 1984 to 1995, Dr. Nylin held several executive management positions, including Deputy Chancellor and Executive Vice President of Finance and Operations at Lamar University. Dr. Nylin obtained his B.S. degree in mathematics from Lamar University and holds both a masters degree and a doctorate degree in computer sciences from Purdue University. He has also completed a post-graduate program at Harvard University.

       Timothy L. Frank was elected President of our Company by our board of directors on March 28, 2006, effective April 1, 2006, and Chief Operating Officer effective June 1, 2007. Mr. Frank has previously served as our Senior Vice President - Retail from May, 2005. He joined us in September 1995 and has served in various roles throughout our Company, including Director of Advertising, Director of Credit, Director of Legal Collections, Director of Direct Marketing, and as Vice President of Special Projects. Prior to joining our Company, Mr. Frank served in various marketing positions with a nationally known marketing consulting company. Mr. Frank holds a B.S. in Liberal Arts from Texas A&M University and an M.B.A. in Marketing from the University of North Texas. Mr. Frank has also completed a post-graduate program at Harvard University. Mr. Frank is the son of Thomas J. Frank, Sr., our Chairman and Chief Executive Officer.

       David L. Rogers retired effective January 31, 2008. Mr. Rogers was appointed as our Chief Financial Officer Designate, effective September 1, 2004 and our Chief Financial Officer effective January 31, 2005. Mr. Rogers joined us in October 1996 and served as our Legal Manager until August 1997. He has served as our Controller from September 1997 until September 1, 2004. Prior to his joining our Company, Mr. Rogers served in various accounting positions during a twenty-year career with a Fortune 500 public utility. Mr. Rogers obtained his B.B.A. in accounting from Lamar University in December, 1974.

       Michael J. Poppe. In connection with the announcement by David Rogers, our CFO, of his retirement effective January 31, 2008, our Board appointed Michael J. Poppe, our Controller and Assistant Chief Financial Officer, as our Chief Financial Officer effective February 1, 2008. Mr. Poppe, 40, has served as our Controller and Assistant Chief Financial Officer and Assistant Treasurer since he joined us in September 2004. In the 14 years prior to his joining us, Mr. Poppe served in various accounting and finance management positions in public accounting at Arthur Andersen LLP and in automotive retail companies, most recently as Vice President and Corporate Controller of Group 1 Automotive, Inc. Mr. Poppe spent from January 1997 until May 2004 at Group 1, a New York Stock Exchange listed, Fortune 500 retail company, and was a member of the founding management team. Mr. Poppe is a certified public accountant and obtained his B.B.A in accounting and finance from Texas A&M University.

       David W. Trahan was elected Executive Vice President - Retail by our board of directors effective June 1, 2008. He has previously served as our Senior Vice President - Retail from April 1, 2006 and as our Senior Vice President - Merchandising from October 2001. He has been employed by us since 1986 in various capacities, including sales, store operations and merchandising. He has been directly responsible for our merchandising and product purchasing functions, as well as product display and pricing operations, for the last four years. Mr. Trahan has completed special study programs at Harvard University, Rice University and Lamar University.

       Reymundo de la Fuente, Jr. was elected as Executive Vice President - Credit by our board of directors effective June 1, 2008. He has previously served as our Senior Vice President - Credit since October 2001. Since joining us in 1998, he has served in positions that involve direct responsibility for credit underwriting, customer service inbound operations, collections, recovery of charge-offs and legal activities. Mr. de la Fuente has worked in the credit receivables industry since 1986 with national credit organizations. His responsibilities included the strategic direction and development of large credit portfolios. Mr. de la Fuente obtained his B.B.A. in finance from The University of Texas at San Antonio and holds an M.B.A. from Our Lady of the Lake in San Antonio.

       David R. Atnip has served as our Senior Vice President since October 2001 and as our Treasurer since 1997. He joined us in 1992 and served as Chief Financial Officer from 1994 to 1997 and as our Secretary from 1997 to 2005. In 1995, he joined our board of directors and served in that capacity until September 2003. Mr. Atnip holds a B.B.A. in accounting from The University of Texas at Arlington and has over 20 years of financial experience in the savings and loan industry.

       Walter M. Broussard has served as our Senior Vice President - Sales since 2005, and previously served as our Senior Vice President - Store Operations from October 2001. Mr. Broussard has served us in numerous retail capacities since 1985, including working on the sales floor as a sales consultant, store manager and district manager. He has over 25 years of retail sales experience. He attended Lamar University and has completed special study programs at Harvard University, Rice University and the University of Notre Dame.

       Robert B. Lee, Jr. has served as our Senior Vice President - Service and Logistics since April, 2005, after serving as our Vice President - Advertising, and was our Senior Vice President - Advertising from October 2001 and Vice President - Advertising from January, 1999 until October 2001. His responsibilities include managing our Service Division and Distribution Division. The Service Division is responsible for providing factory authorized service from the Company's five regional service centers for the majority of the products that we sell. The Distribution Division consists of warehousing, transportation and delivery operations from our five regional warehouse and two cross-dock facilities. He also chairs our site selection committee and manages our Facility Maintenance department. From 1990 until 1998, he was a partner in Ann Lee & Associates, a Beaumont-based advertising agency and public relations firm where he served as Chief Operating Officer. Mr. Lee obtained a B.B.A. in Finance from The University of Texas at Austin and completed a post-graduate program at the University of Notre Dame.

       Clinton W. Harwood has served as our Senior Vice President - Information Technology since appointed by our board of directors effective June 1, 2007. He previously served as our Vice President - Information Technology since August 2000. Mr. Harwood joined Conn's in April 1994 as Manager of Computer Operations, and has served the Company in all aspects of information technology since that time. Prior to joining the Company, he served in various information technology positions un utility, academic and petrochemical industries. Mr. Harwood holds both a Bachelor (1979) and Master (1988) of Science degrees in Computer Science from Lamar University, and completed a special study program at Harvard University.


Equity Incentive Plans

       Amended and Restated 2003 Incentive Stock Option Plan

       In February 2003, we adopted our Amended and Restated 2003 Incentive Stock Option Plan, and amended the Plan in June 2004 and May 2006. The plan is administered by the Compensation Committee of our board of directors. Our employees and employees of our subsidiaries, subject to certain exclusions, are eligible to participate in the plan. Option grants are made within the discretion of the Compensation Committee. Options may be granted for such terms as the Compensation Committee may determine, but not for terms greater than ten years from the date of grant. The maximum number of shares of our common stock that may be issued under this plan is 3,859,767 shares, subject to adjustment. All options issued vest equally over five-year term or less, as per the grant. At January 31, 2008, there were options to purchase 1,700,165 shares of our common stock issued and outstanding under the plan.

       Employee Stock Purchase Plan

       In February 2003, we adopted our Employee Stock Purchase Plan. The plan is administered by the Compensation Committee of our board of directors. Our employees and employees of our subsidiaries, subject to certain exclusions, are eligible to participate in the plan. Eligible employees are able to purchase shares of our common stock without brokerage commissions and at a discount from market prices. The maximum number of shares of our common stock that may be issued under this plan is 1,267,085 shares, subject to adjustment.

       2003 Non-Employee Director Stock Option Plan

       We also have the 2003 Non-Employee Director Stock Option Plan, which we adopted in February 2003 and is discussed on page 10. The maximum number of shares of our common stock that may be issued under this plan is 600,000 shares, subject to adjustment. All options issued to a director when he or she becomes a director currently vest equally over a three-year term, while those issued to a director on his fourth anniversary date of becoming a director vest on the first anniversary date of the grant. At January 31, 2008, there were options to purchase 243,000 shares of our common stock issued and outstanding under the plan.

       The following table provides information regarding the number of shares of our common stock that may be issued on exercise of outstanding stock options and warrants under our existing equity compensation plans as of January 31, 2008. These plans are as follows:

       o      the Amended and Restated 2003 Incentive Stock Option Plan;

       o      the Non-Employee Director Stock Option Plan; and

       o      the Employee Stock Purchase Program.

                                         (A)                           (B)                            (C)

                                                                                              Number of Securities
                                                                                            Remaining Available for
                             Number of Securities to be         Weighted-Average             Future Issuance Under
                              Issued upon Exercise of          Exercise Price of           Equity Compensation Plans
                                Outstanding Options,          Outstanding Options,           (Excluding Securities
      Plan Category              Warrants and Rights           Warrants and Rights          Reflected in Column (A))
------------------------    ---------------------------    ---------------------------    ---------------------------
Equity Compensation
 Plans Approved by
 Stockholders                               1,943,165  (1)                    $19.11                      1,508,269  (1)
Equity Compensation
 Plans Not Approved
 by Stockholders                              -                                 -                           -
                            ---------------------------    ---------------------------    ---------------------------
Total                                       1,943,165                         $19.11                      1,508,269
                            ===========================    ===========================    ===========================

-------------------
       (1) Includes 243,000 outstanding options and 260,000 options available for future issue applicable to the Non-Employee Director Stock Option Plan.


                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

       The following table sets forth information regarding the beneficial ownership of our common stock for each person who is known by us to be the beneficial owner of more than 5% of our voting securities, for each director and named executive officer, and for all directors and executive officers as a group. Unless otherwise indicated in the footnotes, each person named below has sole voting and investment power over the shares indicated. For purposes of this table, a person is deemed to be the "beneficial owner" of the number of shares of common stock that such person has the right to acquire within 60 days of April 18, 2008 through the exercise of any option, warrant or right, through the conversion of any security, through the power to revoke a trust, discretionary account, or similar arrangement, or through the automatic termination of a trust, discretionary account or similar arrangement.

                                                                    Percent of
                                                                      Common
                                                                       Stock
                        Name                 Common Stock Owned        Owned
   ---------------------------------------  ---------------------  ------------
   Conn's Voting Trust (1)                       5,411,176             23.61%
      Warren A. Stephens                         2,789,576  (2)        12.17%
      Stephens Investments Holdings LLC          2,309,538  (3)        10.08%
      Curtis Bradbury, Jr.                       1,409,702  (4)         6.15%
      Douglas H. Martin                            314,204  (5)         1.37%
   SG-1890, LLC                                  5,767,060             25.16%
      W.R. Stephens, Jr.                         5,767,484  (6)        25.17%
      Elizabeth Stephens Campbell                5,767,060  (7)        25.16%
      Jon E.M. Jacoby                               43,588  (8)         0.19%
   Thomas J. Frank, Sr.                            794,713  (9)         3.47%
   William C. Nylin, Jr.                           327,698  (10)        1.43%
   David W. Trahan                                 153,930  (11)        0.67%
   Michael J. Poppe                                 26,000  (12)        0.11%
   David L. Rogers                                  55,000  (13)        0.24%
   Timothy L. Frank                                125,200  (14)        0.55%
   Marvin D. Brailsford                             40,000  (15)        0.17%
   Bob L. Martin                                    10,000  (16)        0.04%
   William T. Trawick                               20,740  (17)        0.09%
   Theodore M. Wright                               15,000  (18)        0.07%
   Scott L. Thompson                                28,213  (19)        0.12%
   Directors and officers (13 persons)           1,954,286  (20)        8.53%


-------------------

(1) These shares have been contributed to a voting trust agreement and are held and voted by an independent third party as voting trustee. The voting trust will vote the shares held in the voting trust in the same proportion as votes cast "for" or "against" any proposals by all other stockholders. The voting trust agreement imposes substantial limitations on the sale or other disposition of the shares subject to the voting trust. The voting trust agreement will expire in November 2013 or such earlier time as Stephens Inc. ceases to be an affiliate of ours or a market maker of our common stock.

(2) Includes 149,199 shares owned by Stephens Inc. which have been contributed to the Voting Trust and as to which Mr. Stephens, as President of Stephens Inc., has no voting power and sole dispositive power. Also includes 141,600 shares owned directly by Stephens Inc. as to which Mr. Stephens has sole voting power and sole dispositive power, and 42,447 shares held in discretionary trading accounts on behalf of Stephens Inc. clients as to which Stephens Inc. has shared voting power and shared dispositive power. Also includes 424 shares beneficially owned directly by Warren A. Stephens Trust. Also includes 4,356 shares owned by each of Warren Miles Amerine Stephens Trust, John Calhoun Stephens Trust, and Laura Whitaker Stephens Trust, which have been contributed to the Voting Trust and as to which Mr. Stephens, as sole trustee of the trusts, has no voting power and sole dispositive power. Also includes 2,309,509 shares owned by Stephens Investments Holdings LLC which have been contributed to the Voting Trust and as to which Mr. Stephens, as Manager of the LLC, has no voting power and sole dispositive power. Also includes 22,808 shares beneficially owned by Jackson T. Stephens Trust No. One which have been contributed to the Voting Trust and as to which Mr. Stephens, as trustee of the Jackson T. Stephens Trust No. One, has no voting power and sole dispositive power. Also includes 29 shares owned directly by Stephens Investments Holdings LLC as to which Mr. Stephens has sole voting power and sole dispositive power. Also includes 119,322 shares owned by Stephens Investment Partners 2000 LLC and 116 shares owned by Stephens Investment Partners 2001 LLC as to which Mr. Stephens, as a Co-Manager of the LLCs, has shared voting power and shared dispositive power.

(3) Includes 2,309,509 shares which have been contributed to the Voting Trust and as to which Stephens Investments Holdings LLC has no voting power and sole dispositive power, and 29 shares held directly as to which the LLC has sole voting power and sole dispositive power.

(4) Includes 217,510 which have been contributed to the Voting Trust and as to which Mr. Bradbury has no voting power and sole dispositive power, and 785 shares owned individually as to which Mr. Bradbury has sole voting power and sole dispositive power. Also includes 119,322 shares owned by Stephens Investment Partners 2000 LLC and 116 shares owned by Stephens Investment Partners 2001 LLC as to which Mr. Bradbury, as a Co-Manager of the LLCs, has shared voting power and shared dispositive power. Also includes 51,282 shares beneficially owned by each of John Calhoun Stephens 95 Trust, Laura Whitaker Stephens 95 Trust and Warren Miles Amerine Stephens 95 Trust, as to which Mr. Bradbury, as sole trustee of the trusts, has no voting power and sole dispositive power.

(5) Includes 9 shares owned by Douglas H. Martin IRA as to which Mr. Martin has sole voting power and sole dispositive power, 154,414 shares owned individually which have been contributed to the Voting Trust and as to which Mr. Martin has no voting power and sole dispositive power, and 343 shares owned individually which have not been contributed to the Voting Trust as to which Mr. Martin has sole voting power and sole dispositive power. Also includes 119,322 shares owned by Stephens Investment Partners 2000 LLC and 116 shares owned by Stephens Investment Partners 2001 LLC as to which Mr. Martin, as a Co-Manager of the LLCs, has shared voting power and shared dispositive power. Also includes 40,000 shares which Mr. Martin has the right to receive upon the exercise of options exercisable on or within 60 days of April 18, 2008.

(6) Includes 424 shares owned directly by W.R. Stephens, Jr. Revocable Trust as to which Mr. Stephens, as sole trustee, has sole voting power and sole dispositive power. Also includes 5,767,060 shares owned by SG-1890, LLC as to which Mr. Stephens, as Co-Manager of the LLC with Elizabeth S. Campbell, has shared voting power and shared dispositive power.

(7) Includes 424 shares owned directly by W.R. Stephens, Jr. Revocable Trust as to which Mr. Stephens, as sole trustee, has sole voting power and sole dispositive power. Also includes 5,767,060 shares owned by SG-1890, LLC as to which Mr. Stephens, as Co-Manager of the LLC with Elizabeth S. Campbell, has shared voting power and shared dispositive power.

(8) Includes 3,588 shares owned individually as to which Mr. Jacoby has sole voting power and sole dispositive power. Also includes 40,000 shares which Mr. Jacoby has the right to receive upon the exercise of options exercisable on or within 60 days of April 18, 2008.

(9) Includes 300,279 shares owned by a trust over which Mr. Frank is the trustee and exercises sole voting power and sole dispositive power but over which Mr. Frank has no pecuniary interest and for which Mr. Frank disclaims beneficial ownership and includes options to purchase 105,201 shares of common stock.

(10) Includes options to purchase 86,981 shares of common stock.

(11) Includes options to purchase 22,400 shares of common stock.

(12) Includes options to purchase 26,000 shares of common stock.

(13) Includes options to purchase 49,000 shares of common stock.

(14) Includes options to purchase 33,628 shares of common stock.

(15) Includes options to purchase 40,000 shares of common stock.

(16) Includes options to purchase 10,000 shares of common stock.

(17) Includes options to purchase 20,000 shares of common stock.

(18) Includes options to purchase 15,000 shares of common stock.

(19) Includes options to purchase 28,000 shares of common stock.

(20) Includes options to purchase 516,210 shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

       We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest, and if so, if the transactions are at arms length and are acceptable to the Board of Directors. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company's Proxy Statement. In addition, the Audit Committee reviews any related person transaction that is required to be disclosed, and submits to the full board of directors such relationship for approval. In the course of its review of these relationships, the committee considers:

       o      the nature of the related person's interest in the transaction;
       o the material terms of the transaction, including, without limitation, the amount and type of transaction, and the timing of the entering of such transaction;
       o      the importance of the transaction to the related person;
       o      the importance of the transaction to the Company;
       o whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
       o      any other matters the committee deems appropriate.

Lease Arrangement

       Since 1996, we have leased one of our Houston, Texas store locations containing approximately 19,150 square feet from Thomas J. Frank, Sr., our Chairman of the Board and Chief Executive Officer. The lease provides for base monthly rental payments of $17,235 plus escrow for taxes, insurance and common area maintenance expenses, which escalate annually, per month through January 31, 2011. We also have an option to renew the lease for two additional five-year terms. Mr. Frank received total payments under this lease of $281,000 in each of fiscal years 2006, 2007, and 2008. Based on current market lease rates for comparable retail space in the area, we believe that the terms of this lease were at or better than fair market value at the date of the lease commencement.

Independent Contractor

       William T. Trawick has served as a member of our board of directors since September 2003 and served as an advisory director of Conn Appliances, Inc., our predecessor company, since August 1999. In addition to the fees paid to Mr. Trawick in his capacity as a director, we paid him consulting fees in the amount of $48,000 in fiscal 2006 and $32,000 in fiscal 2007. Mr. Trawick is also the President and Executive Director of NATM Buying Corporation, a national buying group representing nine regional retailers, including us, in the appliance and electronics industry. NATM coordinates the buying and merchandising strategies for its member retailers. We recorded expenses of cash payments to NATM for membership dues of $83,000, $83,000 and $88,200 in fiscal years 2006, 2007, and 2008, respectively. The Company terminated its consulting contract with Mr. Trawick in September, 2006.

Indirect Ownership in Service Provider

       During fiscal year 2008, we engaged the services of Direct Marketing Solutions, Inc., or DMS, for a substantial portion of our direct mailing advertising. Direct Marketing Solutions, Inc. is partially owned (less than 50%) by the SF Holding Corp., members of the Stephens family, Jon E.M. Jacoby and Douglas H. Martin. SF Holding Corp. and the members of the Stephens family are significant shareholders of our company, and Messrs. Jacoby and Martin are members of our Board of Directors. Thomas J. Frank, the Chief Executive Officer and Chairman of the Board of Directors indirectly owned a small percentage (0.7%) at the end of fiscal year 2005, but divested his interest during the first half of fiscal 2006. The fees we paid to DMS during fiscal 2006, 2007 and 2008 amounted to approximately $2.1 million, $3.6 million and $2.5 million, respectively. When DMS was initially engaged to perform direct marketing services for us, a competitive analysis was performed from submissions by various marketing groups, with DMS presenting the low price point in these analyses. During fiscal 2007 and 2008, additional competitive analyses have been performed which continually support that DMS offers us the lowest cost for this service. We, at least annually, seek competitive bids for the services performed by DMS.

Stock repurchase services

       The Company engaged the services of Stephens Inc. to act as its broker under its stock repurchase program. Stephens Inc. is a shareholder of the Company, and Doug Martin, an Executive Vice President of Stephens Inc., is a member of the Company's Board of Directors. During the years ended January 31, 2007 and 2008, the Company incurred fees payable to Stephens Inc. of $5,040 and $46,644, respectively, related to the purchases of 168,000 and 1,555,205 shares of its common stock, respectively. Based on a review of competitive bids received from various broker candidates, the Company believes the terms of this arrangement are no less favorable than it could have obtained in an arms' length transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires that our directors, executive officers and other persons who own more than 10% of our outstanding common stock file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. Officers, directors and other stockholders who own more than 10% of our outstanding common stock are required by the SEC to furnish us with copies of all Section 16(a) reports they file.

       To our knowledge, based on a review of reports and information furnished to us by those persons who were directors, executive officers and/or the beneficial holders of 10% or more of our common stock at any time during the fiscal year ended January 31, 2008 and upon representations from such persons, we believe that all stock ownership reports required to be filed under section 16(a) by such reporting persons during the fiscal year ended January 31, 2008 were timely made, except that the Form 3 for Clinton W. Harwood's appointment as our Senior Vice President for Information Technology was not timely filed, and the resultant Form 4 for his stock option grant on November 27, 2008 was also not timely filed. Both of these Forms were filed following the Company's March, 2008 board meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       Ernst & Young LLP served as our independent public accountants for the fiscal year ended January 31, 2008. The Audit Committee has appointed Ernst & Young as our independent public accountants for the fiscal year ending January 31, 2009, subject to shareholder ratification. Representatives of Ernst & Young will attend the 2008 annual meeting of stockholders and will be available to respond to appropriate questions that may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

       We paid the following fees to Ernst & Young for professional and other services rendered by them during fiscal 2007 and 2008:


                                                Years Ended January 31,
                                              ---------------------------
                                                  2007           2008
                                              ------------   ------------
             Audit Fees......................  $  897,578     $  720,610
             Audit-Related Fees..............     101,251        112,938
             Tax Fees........................           -              -
             All Other Fees..................     133,656              -

       Our Audit Committee Charter requires pre-approval of all services to be rendered by our independent auditors. It was determined that no services rendered by our outside auditors in fiscal 2008 were prohibited under the new requirements of the Sarbanes-Oxley Act of 2002. Fees associated with the audit for fiscal 2008 were approved in advance of services being rendered. In addition, the Audit Committee has considered whether Ernst & Young's provision of services, other than services rendered in connection with the audit of our annual financial statements and reviews of our financial statements included in our Forms 10-Q for the most recent fiscal year, is compatible with maintaining Ernst & Young's independence and has determined that such services rendered met the requirements of independence.

                                  Conn's, Inc.
                       2008 ANNUAL MEETING OF STOCKHOLDERS
                                  June 3, 2008

                                  FORM OF PROXY
                                  -------------

       By my signature below, I revoke all previous proxies and appoint Thomas
J. Frank, Sr. and Sydney K. Boone, Jr. as proxy, with full power of substitution and resubstitution, to represent and to vote, as designated below, all shares of common stock of Conn's, Inc. that I held of record as of the close of business on April 18, 2008 at the 2008 Annual Meeting of Stockholders to be held at 3295 College Street, Beaumont, Texas 77701, on June 3, 2008 at 10:00 a.m. local time, or any adjournments thereof. The above named proxy is hereby instructed to vote as shown on the reverse side.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          PLEASE MARK YOUR VOTE IN THE BOXES BELOW USING DARK INK ONLY

Proposals:

1  To elect the nine directors listed below:     FOR       WITHHOLD
                                                           AUTHORITY

           Thomas J. Frank, Sr.                  [ ]         [ ]
           Marvin D. Brailsford
           Jon E.M. Jacoby                       WITHHOLD AUTHORITY FOR (To
           Bob L. Martin                         withhold authority to vote for
           Douglas H. Martin                     either individual nominee,
           Dr. William C. Nylin, Jr.             write the nominee's name in the
           Scott L. Thompson                     space provided below):
           William T. Trawick
           Theodore M. Wright                    _______________________________

                                                 _______________________________


2  To ratify the Audit Committee's appointment   FOR       AGAINST
   of Ernst & Young, LLP as our independent
   public accountants for the fiscal year        [ ]         [ ]
   ending January 31, 2009.


3  In the above named proxy's discretion, to     FOR       AGAINST       ABSTAIN
   act upon such other business as may properly
   come before the meeting.                      [ ]         [ ]           [ ]


      IMPORTANT - This proxy must be signed and dated on the reverse side.

If you execute and return this proxy it will be voted in the manner you have indicated on the reverse side. If you execute and return this proxy without indicating any voting preference, this proxy will be voted "FOR" Proposal 1, "FOR" Proposal 2, and in the discretion of the above named person acting as proxy on such other matters that may properly come before the meeting.

Please sign exactly as your name appears on this proxy. Joint owners should each sign. When signing as a fiduciary, such as an attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Please return this form of proxy promptly in the enclosed envelope.

The undersigned acknowledge(s) receipt of the Notice of 2008 Annual Meeting of Stockholders and the Proxy Statement accompanying such Notice, each dated April 23, 2008.

Print Name ___________________________    Print Name ___________________________

Signature(s) _________________________    Signature(s) _________________________

Date _________________________________    Date _________________________________